SUPPLEMENT

dated April 23, 2018 to the

PROSPECTUS

dated May 31, 2017, as amended June 21, 2017, and

as supplemented October 17, 2017, October 24, 2017 and December 22, 2017

The Yorktown Funds

(Class A, Class L and Institutional Class Shares)

The following information replaces in its entirety the section appearing under the heading “Section 1 – Fund Summaries – Yorktown Mid-Cap Fund - Fees and Expenses” on pages 50-51 of the Prospectus:

“Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How To Reduce Your Sales Charges” Section on page 74 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class L	Institutional Class
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment.)

	Class A	Class L	Institutional Class
Management Fee	1.00%	1.00%	1.00%
Distribution/Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses (2)	1.15%	1.15%	1.15%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	2.40%	3.15%	2.15%
Fee Waivers and/or expense reimbursements (3)	(1.05)%	(1.05)%	(1.05)%
Total Annual Fund Operating Expenses	1.35%	2.10%	1.10%

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by the Distributor.
(2)	At a meeting of the Fund’s Board of Trustees, held on December 13, 2017, the Board approved the Adviser’s request to lower the first breakpoint in the investment advisory fee charged to the Fund from 1.15% to 1.00% effective the date of this supplement. Also, effective the date of this supplement, the Board approved a reduction in the Fund’s expense limit (see footnote 4 below).
(3)	“Other Expenses” are estimated for the Fund’s first year of operations based on other similar series in the Yorktown Funds, and actual expenses may differ.
(4)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.35% for Class A Shares, 2.10% for Class L Shares and 1.10% for Institutional Class Shares. This expense limitation expires January 31, 2021. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. The expense limitation agreement may be terminated only by the Board of Trustees by providing 60 days-notice, or if the Adviser ceases to serve as adviser to the Fund. The Adviser is entitled to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and (ii) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded for each Share Class. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:	$705	$1,005	$1,521	$2,932

	1 Year	3 Years	5 Years	10 Years
Class L Shares:	$213	$686	$1,383	$3,243

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares:	$112	$378	$873	$2,239

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.”

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